UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MINDBODY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

This Schedule 14A filing consists of the following materials relating to the proposed acquisition of MINDBODY, Inc. (“MINDBODY” or the “Company”) by Torreys Parent, LLC, a Delaware limited liability company (“Parent”), and Torreys Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated December 23, 2018, by and among the Company, Parent and Merger Sub:

(i)	Slide Presentation to Institutional Shareholder Services Inc. by the Company, first used or made available on January 29, 2019.

(ii)	The Luxor Demand Letter, as described below.

(iii)	The MINDBODY Response, as described below.

Luxor’s 220 Claim

On January 18, 2019, MINDBODY received a demand letter (the “Luxor Demand Letter”) from counsel for Luxor Capital Partners, LP, Luxor Wavefront, LP, Lugard Road Capital Master Fund, LP, Luxor Capital Partners Offshore Master Fund, LP, Luxor Capital Partners Offshore, Ltd., Luxor Capital Group, LP, LCG Holdings, LLC, Lugard Road Capital GP, LLC and Luxor Management, LLC (together, “Luxor”) pursuant to Section 220(b) of the Delaware General Corporation Law (“DGCL”), seeking disclosure of certain Company records. The Luxor Demand Letter is included herein.

On January 28, 2019, MINDBODY informed Luxor in a letter (the “MINDBODY Response”) that the Company vigorously disputes the allegations in the Luxor Demand Letter and believes that the Luxor Demand Letter fails to comply fully with the requirements of Section 220 of DGCL. However, in the interest of resolution and while preserving all rights and defenses to the Luxor Demand Letter, the Company agreed to provide certain information to Luxor that the Company had reasonably available to it. The MINDBODY Response is included herein.

(i)

Why $36.50 Per Share is Highly Attractive for Shareholders 2nd highest 1-day premium paid in a public SaaS transaction $36.50 offer price implies a 68% 1-day premium 2nd highest multiple paid in a public SaaS transaction by a private equity acquirer $36.50 offer price implies a 6.7x EV/NTM revenue multiple, which is a 4% premium to the median multiple paid in public SaaS transactions 2nd highest growth and margin adjusted multiple paid in a public SaaS transaction $36.50 offer price implies a 0.46x EV/NTM Revenue / (NTM Revenue Growth + NTM LFCF Margin) multiple 11% premium to the median sell-side analyst price target prior to announcement Median sell-side analyst price target of $33.00 per share Sell side analysts are supportive of the transaction Vista offer is the result of a rigorous and fulsome transaction process None of the 52 parties contacted during the process have submitted an alternative proposal

Unaffected 1-Day Share Price Premium
Median (excluding MINDBODY): 37%
69%
68%
64%
62%
59%
56%
55%
53%
53%
52%
50%
47%
42%
40%
40%
38%
36%
36%
31%
31%
30%
28%
23%
21%
20%
20%
19%
17%
15%
10%
7%
Cvent
MINDBODY @ $36.50 Offer
Marketo
NetSuite
DealerTrack
Demandware
inContact
Apptio
ExactTarget
SuccessFactors
LinkedIn
Aconex
Kenexa
Fleetmatics
Taleo
Responsys
Interactive Intelligence
MuleSoft
Eloqua
Textura
Opower
Concur
Constant Contact
Blackboard
RightNow
Ariba
SendGrid
Xactly
Intralinks
Callidus Software
Athenahealth

Source: CapitalIQ
Note: Based on unaffected premiums.

3

2nd Highest Premium Paid in a Public SaaS Transaction Median (excluding MINDBODY): 37% $36.50 Premium to: 10-Day VWAP: 52% 30-Day VWAP: 42% Source: CapitalIQ Note: Based on unaffected premiums. Unaffected 1-Day Share Price Premium

Transaction EV / NTM Revenue Multiple
Financial Sponsor Transactions
Median (excluding MINDBODY): 6.4x
15.7x
11.5x
10.2x
9.1x
8.9x
8.7x
8.3x
8.2x
8.1x
7.8x
7.0x
6.9x
6.7x
6.7x
6.5x
6.5x
6.3x
6.2x
6.1x
5.9x
5.3x
4.5x
4.1x
3.9x
3.6x
3.3x
3.3x
3.2x
3.2x
2.7x
2.3x
MuleSoft
SendGrid
Concur
NetSuite
Demandware
SuccessFactors
Callidus Software
Eloqua
Aconex
Ariba
Apptio
Responsys
MINDBODY @ $36.50 Offer
LinkedIn
Cvent
ExactTarget
Fleetmatics
RightNow
Textura
Marketo
Taleo
Xactly
DealerTrack
Athenahealth
inContact
Opower
Kenexa
Blackboard
Interactive Intelligence
Intralinks
Constant Contact

Source: Company filings, press releases, Wall Street research.

4

2nd Highest Multiple Paid in a Public SaaS Transaction by a Private Equity Acquirer Median (excluding MINDBODY): 6.4x Financial Sponsor Transactions Source: Company filings, press releases, Wall Street research. Transaction EV / NTM Revenue Multiple

Transaction EV / NTM Revenue / (NTM Revenue Growth + NTM LFCF Margin)
Median (excluding MINDBODY): 0.23x
0.87x
0.46x
0.46x
0.41x
0.38x
0.38x
0.37x
0.37x
0.35x
0.34x
0.30x
0.30x
0.30x
0.28x
0.25x
0.24x
0.22x
0.22x
0.21x
0.21x
0.20x
0.18x
0.18x
0.18x
0.16x
0.16x
0.13x
0.11x
0.10x
0.09x
0.09x
Opower
MINDBODY @ $36.50 Offer
Demandware
Aconex
MuleSoft
Eloqua
ExactTarget
Concur
SendGrid
Cvent
Responsys
inContact
Callidus Software
Apptio
Interactive Intelligence
SuccessFactors
NetSuite
LinkedIn
Ariba
RightNow
Marketo
Xactly
Athenahealth
Taleo
Fleetmatics
Textura
Intralinks
DealerTrack
Constant Contact
Kenexa
Blackboard

Source: Company filings, press releases, Wall Street research.

5

2nd Highest Growth and Margin Adjusted Multiple Paid in a Public SaaS Transaction Median (excluding MINDBODY): 0.23x Source: Company filings, press releases, Wall Street research. Transaction EV / NTM Revenue / (NTM Revenue Growth + NTM LFCF Margin)

$45.00
$42.00
$42.00
$41.00
$38.00
$36.50
$36.00
$33.00
$32.00
$32.00
$31.00
$30.00
$30.00
$28.00
Median (excluding Offer): $33.00
Wells Fargo
Jefferies
Northland
JMP
KeyBanc
Offer
Imperial Capital
D.A. Davidson
Craig Hallum
Roth
J.P. Morgan
Credit Suisse
Morgan Stanley
UBS

6

11% Premium to the Median Sell-Side Analyst Price Target Prior to Announcement Median (excluding Offer): $33.00 Source: Wall Street research as of 12/23/2018, prior to transaction announcement.

Sell Side Analysts Are Supportive of the Transaction “We view MB's deal as well-timed considering changes afoot in FY19 and recent stock performance which had been challenged due, in part, to execution issues. In addition to subscriber churn and integration of recently acquired Booker, the company was in the process of pursuing the launch of a new payment platform. Depending on the rate of adoption of its new PayFac model, we anticipate the company could be headed for a mix of gross and net payment related revenue, as well as margin contraction. In our view, this could add additional complexity that investors may not have an appetite for. Considering the premium paid and issues involved, we believe the offer is attractive for shareholders and should give the company the opportunity to address fundamental issues in private.” - Morgan Stanley (December 24, 2018) “Shareholders got an early Christmas present as the company announced that it will be acquired for $36.50 in an all-cash transaction this morning. MINDBODY will be acquired by Vista Equity Partners at a time when the company is going through an operational transition post the acquisition of Booker, and we see this deal as a win-win. From the shareholder standpoint we did not believe MB would see a significant turn in fundamentals until September 2019, so the 68% premium to Friday’s close is a win for shareholders.” - J.P. Morgan (December 24, 2018) “The transaction equates to 6.0x 2019E revenue, which seems fair given MB’s lack of profitability, uneven recent financial results, and compression in peer valuation multiples…The deal allows for a 30-day “go-shop,” however, we believe another bid is unlikely. Larger payments companies may find it difficult to pay $2bn for MB’s $100mn payments business, and there are few strategic peers of scale. The private-equity backed consolidators in the space have not completed a deal above $1bn.” - Imperial (December 26, 2018) “At a 68% premium to Friday’s close, we believe the price fairly reflects MB’s opportunity, leading market share and value provided to its customer base…The deal implies a valuation of 6.2x EV/2019 Revenue compared to 3.6x as of close 12/21. The acquisition price also implies 10.2x Subscription and Services Revenue, but we note much of the payment revenue is sticky and recurring…The transaction is expected to close in 1Q19 and includes a 30-day go shop period. We do not expect any other strategic or financial buyers will emerge.” - Credit Suisse (December 24, 2018)

Vista’s Offer Is the Result of a Rigorous and Fulsome Transaction Process 15 parties (including Vista) contacted prior to signing the Merger Agreement (comprised of 7 financial sponsors and 8 strategic companies) Strategic companies first contacted on Nov. 19 and then financial sponsors first contacted on Nov. 30 10 parties executed NDAs and attended management presentations 8 parties received data room access (7 parties on 12/15 and 1 party on 12/17) MINDBODY’s Board and Strategic Transaction Committee formally met, in the aggregate, 12 times in the ~8 weeks beginning on October 26, 2018, when the Board determined to engage a financial advisor to conduct a market check, through December 23, 2018, when the Board approved the proposed merger with Vista After receiving Vista’s initial $35.00 per share offer, MINDBODY’s Board directed its advisors to push Vista on price, which resulted in Vista increasing its price to $36.50. Vista firmly indicated that this was the highest price it would offer 52 parties contacted during the go-shop period (original 14 parties excluding Vista, plus 38 additional parties) 9 parties (7 financial sponsors and 2 strategic companies) executed NDAs and received soft copies of a company overview presentation Each party that sought additional information was granted access to the same data room to which Vista had access 0 parties submitted an alternative proposal

Legends Additional Information and Where to Find It In connection with the proposed Merger, MINDBODY has filed with the Securities and Exchange Commission (the “SEC”) and furnished to its stockholders a definitive proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, MINDBODY mailed the definitive proxy statement and a proxy card to each stockholder of MINDBODY entitled to vote at the special meeting relating to the proposed transaction. The proxy statement contains important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF MINDBODY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT MINDBODY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDBODY AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that MINDBODY may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to MINDBODY’s stockholders for their consideration. Before making any voting decision, stockholders of MINDBODY are urged to read the proxy statement regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Merger. Stockholders of MINDBODY are able to obtain a free copy of the proxy statement, as well as other filings containing information about MINDBODY and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting MINDBODY’s Investor Relations at (888) 782-7155, by email at IR@mindbodyonline.com, or by going to MINDBODY’s Investor Relations page on its website at investors.mindbodyonline.com and clicking on the link titled “Financials & Filings” to access MINDBODY’s “SEC Filings.” Participants in the Solicitation MINDBODY and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of MINDBODY’s directors and executive officers and their ownership of Company Common Stock is set forth in MINDBODY’s definitive proxy statement on Schedule 14A filed with the SEC on January 23, 2019, in connection with the proposed Merger, MINDBODY’s proxy statement on Schedule 14A filed with the SEC on April 5, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, are contained in the proxy statement and may be contained in other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph. Notice Regarding Forward-Looking Statements This communication, and any documents to which MINDBODY refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent MINDBODY’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of MINDBODY for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect MINDBODY’s business and the price of the common stock of MINDBODY, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of MINDBODY and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on MINDBODY’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from MINDBODY’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against MINDBODY related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in MINDBODY’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, MINDBODY does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

(ii)

ABRAMS & BAYLISS LLP

20 MONTCHANIN ROAD, SUITE 200

WILMINGTON, DE 19807

MAIN: 302-778-1000

FAX: 302-778-1001

A. THOMPSON BAYLISS	DIRECT DIAL NUMBER
302-778-1033
BAYLISS@ABRAMSBAYLISS.COM

January 18, 2019

VIA EMAIL AND OVERNIGHT MAIL

MINDBODY, Inc.

4051 Broad Street, Suite 220

San Luis Obispo, California 93401

Attn: Kimberly Lytikainen, Esq.

Chief Legal Officer, Corporate Secretary & Compliance Officer

Douglas Johnston

Deputy General Counsel

VIA HAND DELIVERY

MINDBODY, Inc

c/o The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, Delaware 19801

Re:	Demand to Inspect Books and Records Pursuant to Section 220 of the Delaware General Corporation Law

Dear Ms. Lytikainen, Mr. Johnston:

Our clients, Luxor Capital Partners, LP, Luxor Wavefront, LP, Lugard Road Capital Master Fund, LP, Luxor Capital Partners Offshore Master Fund, LP, Luxor Capital Partners Offshore, Ltd., Luxor Capital Group, LP, LCG Holdings, LLC, Lugard Road Capital GP, LLC and Luxor Management, LLC (together, “Luxor”) are the direct beneficial owners of an aggregate of 6,295,986 shares of Class A common stock, $0.000004 par value (the “Common Stock”), of MINDBODY, Inc., a Delaware corporation (“MINDBODY” or the “Company”), representing approximately 13.8% of the Company’s currently issued and outstanding Common Stock.1 Attached hereto as Exhibit A is documentary evidence of Luxor’s ownership of Common Stock. This documentary evidence is a true and correct copy of what it purports to be. Attached hereto as Exhibit C is a power of attorney authorizing Abrams & Bayliss LLP to act on behalf of Luxor in connection with this demand.

[1]

Based on 45,535,268 shares of Common Stock issued and outstanding as set forth in the Company’s Preliminary Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 9, 2019.

MINDBODY, Inc.

c/o Kimberly Lytikainen, Esq., Douglas Johnston

January 18, 2019

I.	THE PURPOSE OF THE DEMAND

Through this demand, Luxor seeks to inspect books and records of the Company pursuant to Section 220(b) of the Delaware General Corporation Law (“Section 220”). Luxor seeks inspection for the following purposes:

(i)

to investigate possible breaches of fiduciary duty, mismanagement, corporate waste, and improper influence and conduct by members of the Company’s Board of Directors (the “Board”) and the Transaction Committee (the “Transaction Committee”) formed concerning the Merger (as defined below) with respect to the negotiation, execution, and approval of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 23, 2018, by and among MINDBODY, Torreys Parent, LLC, and Torreys Merger Sub, Inc. (the “Merger”);

(ii)

to investigate possible breaches of fiduciary duty, mismanagement, corporate waste, and improper influence and conduct by members of the Board and the Transaction Committee with respect to the negotiation, execution, and approval of the Irrevocable Proxies; each dated December 23, 2018, issued by Richard L. Stollmeyer, Jill L. Stollmeyer, Elena J. Wolfe Utma California, and Institutional Venture Management XIII, LLC (the “Irrevocable Proxies”);

(iii)	to consider any remedies to be sought in respect of the foregoing, including the pursuit of equitable relief to enjoin the Merger or damages;

(iv)	to evaluate the independence and disinterestedness of the members of the Board and its advisors;

(v)

to use information obtained through inspection of the Company’s books and records to evaluate the fairness of the Merger and possible litigation, appraisal demands or other corrective measures with respect to some or all of these matters;

(vi)

to communicate with other Company stockholders regarding matters relating to their interests as stockholders and as to each of the above topics, so that stockholders may effectively address any mismanagement or improper conduct, including, without limitation, through litigation, a demand for appraisal or by other corrective measures;

(vii)	to value Luxor’s Common Stock as of December 23, 2018 and as of and around the date the Merger is scheduled to close; and

MINDBODY, Inc.

c/o Kimberly Lytikainen, Esq., Douglas Johnston

January 18, 2019

(viii)	to evaluate the completeness and accuracy of the Company’s disclosures concerning the background, negotiation, execution, approval and terms of the Merger.

Each of these is a proper purpose under Delaware law that is reasonably related to Luxor’s interest as a stockholder of the Company.

II.	THE BACKGROUND FOR THE DEMAND

On December 23, 2018, the Company entered into the Merger Agreement, and on December 24, 2018, the Company announced the Merger. Pursuant to the Merger Agreement, entities affiliated with Vista Equity Partners Management, LLC (“Vista”) have agreed to acquire all of the outstanding shares of Common Stock for $36.50 per share in cash, without interest thereon and less any applicable withholding taxes (the “Merger Consideration”). Luxor believes the Merger Consideration is inadequate and undervalues the Common Stock. Luxor believes that the Board failed to conduct an adequate sale process, failed to negotiate adequate Merger terms and failed to protect the interests of the Company’s stockholders, and that the Company’s preliminary proxy statement does not disclose material information regarding the Merger.

The Merger Consideration Is Inadequate And Undervalues The Common Stock

Based on information available to Luxor to date, including the Company’s preliminary proxy statement filed with the Securities and Exchange Commission on January 9, 2019 (the “Proxy Statement”), Luxor believes that the Merger Consideration is inadequate and significantly undervalues the Common Stock.

•

The Proxy Statement touts that the Merger Consideration represents a 68% premium to the closing price of MINDBODY’s Common Stock as of December 21, 2018. However, the Merger Consideration also represents a 20% discount to the Company’s 52-week high as of May 7th, 2018 and only a mere 5 – 10% premium to the $33.00 to $34.00 range at which MINDBODY was trading when Vista first approached MINDBODY about a potential acquisition in October 2018.

•

On September 18, 2018, after market close, the Company held an optimistic analyst day resulting in a 7% increase in the trading price of the Common Stock over the following week. The S&P500 and the NASDAQ were up only 1% over the same period of time. At the analyst day, the Company stated the Booker integration was going well, they laid out positive growth trajectories from their acquisitions of Fitmetrix and Frederick, described the consumer opportunity as a material way to increase MindBody’s wallet share, and gave subscriber level metrics to illustrate why their re-focused go-to-market strategy was working. Following the analyst day, in October 2018, Vista privately approached the

MINDBODY, Inc.

c/o Kimberly Lytikainen, Esq., Douglas Johnston

January 18, 2019

Company to inquire about a potential acquisition of the Company. In early November 2018, the Company revised its guidance downwards, resulting in a nearly 20% decrease in the trading price of the Common Stock. Therefore, the 68% premium touted in the Proxy Statement is the product of a significantly decreased stock price attributable to a sudden and suspiciously timed downward adjustment to the Company’s earnings guidance. Luxor suspects that the decision to reduce guidance was directly related to the Company’s interest in resetting the market’s expectations so that a sale of the Company would be favorably received.

•

The Merger Consideration represents a valuation multiple that is far below that at which the Company’s competitors trade. A key valuation indicator for MINDBODY and companies that are comparable to MINDBODY is the Company’s value relative to its estimated 2019 revenue. The Merger Consideration reflects a 6.1x multiple to the sell-side consensus projected revenue for the Company in 2019. Comparable companies trade at a much higher multiple than that reflected by the Merger Consideration. Specifically, comparable companies such as Square, Shopify, Intuit, Xero and AppFolio each trade at higher multiples, ranging from 7.5x – 12x estimated sell-side consensus projected revenue for 2019.

•

The projections (“Projections”) provided to bidders (including Vista) in connection with their evaluation of the Company and Qatalyst Partners LP (“Qatalyst”) in connection with the Merger appear to have been materially flawed:

•

The Projections fail to account for material value associated with MINDBODY’s opportunity to develop and monetize its consumer marketplace. The Company has built a dominant position in terms of both the supply and demand of fitness inventory. The Company has even gone so far as to say, “Our vision of MindBody is a marketplace helping hundreds of millions of people around the world connect to billions of impactful fitness, beauty and wellness experiences.” As a result, Luxor believes that over time, the consumer marketplace has the potential to generate nearly $2 billion in annual revenue and to be worth over $20 billion. Luxor has expressed that belief to the Company. At the time, the Company agreed and indicated that the consumer marketplace represented a future monetization opportunity. Yet the Company appears to have omitted the anticipated performance and value of the consumer marketplace business from the Projections.

•

The Projections overstate the capital intensity of the business by growing capital expenditures materially from $10 million in 2019 to $20 million in 2023, despite the expenditures being $6.9 million and $8.5 million for the prior two years, respectively.

MINDBODY, Inc.

c/o Kimberly Lytikainen, Esq., Douglas Johnston

January 18, 2019

•

Although the Projections overstate the capital expenditures, the Projections appear to ignore any amortization in the business from acquisitions. In the same vein, the Projections call for a material negative working capital out-flow over the next three years, despite the Company’s positive working capital in each of the prior three years.

•

The Projections assume that the share count will be diluted by 15% due to management compensation, representing nearly $300 million of management compensation. We believe this grossly over-states the necessary compensation.

The Sales Process Appears To Have Been Flawed

Based on the information available to date, Luxor believes that the Merger is the product of a flawed process.

•

Luxor understands that representatives of Vista and the Company, including Mr. Stollmeyer, engaged in discussions regarding a potential sale transaction involving the Company earlier than disclosed, including prior to the Company’s initial public offering.

•

The Proxy Statement inaccurately indicates that representatives of Vista and Mr. Stollmeyer first discussed Vista’s investment strategy and the firm’s interest in learning more about MINDBODY’s approach to the fitness, beauty and wellness service industries in October 2018. In any event, nothing in the Proxy Statement suggests that the meeting was authorized by the Board. The Proxy Statement does not disclose whether Mr. Stollmeyer or Vista initiated the meeting, the exact date of the meeting, or what the parties discussed.

•

The Proxy Statement indicates that Mr. Stollmeyer had “introductory meetings with representatives of two other financial sponsors, Party A and Party B” at around the same time. Nothing in the proxy suggests that these meetings were authorized by the Board. Together, Mr. Stollmeyer’s meetings with at least three financial sponsors in October 2018 suggest that he was effectively shopping the Company without Board authorization.

•

According to the Proxy Statement, the Board met on October 26, 2018 and decided to (i) engage a financial advisor to provide a financial and strategic market update and a preliminary evaluation of MINDBODY’s potential strategic opportunities and (ii) form a Transaction Committee consisting of purportedly “independent” directors to consider the Company’s strategic opportunities. This sequencing suggests that the sale process was a product of Mr. Stollmeyer’s apparently unauthorized meetings with Vista and other financial sponsors, rather than a considered determination by the Board to explore strategic alternatives. Importantly, the Proxy Statement does not indicate that the Board considered any alternatives to a sale of the Company (including remaining a standalone Company) and implies that a sale of the Company was a fait accompli.

MINDBODY, Inc.

c/o Kimberly Lytikainen, Esq., Douglas Johnston

January 18, 2019

•

The Chairman of the Transaction Committee was a representative of Institutional Venture Partners (“IVP”), a longstanding, pre-IPO investor in the Company, whose interests may not have been aligned with those of the Company’s other stockholders. Specifically, IVP was entering the 7th year of an investment in a fixed life fund and therefore had a unique and material interest in liquidity. Because IVP’s director representative secured a position as Chairman of the Transaction Committee, IVP was well-positioned to press its interest in a cash sale transaction over other options. IVP’s ownership of super-voting stock will help it secure its preferred outcome even over stockholder objections.

•

Soon after discussions with Vista began, in early November 2018, the Company revised its Q4 guidance downward, triggering a nearly 20% drop in the trading price of the Common Stock. The timing of this announcement is highly suspicious. At the Company’s analyst day on September 18, 2018, the Company’s management conveyed enormous optimism with respect to the Company and its prospects. Then, just weeks after a meeting with Vista, the Company painted the opposite picture.

•

Shortly following the Company’s downward adjustment to its Q4 guidance and the resulting significant decrease in the trading price of the Common Stock, the Board authorized the Company to engage Qatalyst to act as its exclusive financial advisor in connection with a process to evaluate potential strategic alternatives. The Board decided to engage Qatalyst despite Qatalyst’s readily apparent conflicts of interest stemming from Vista’s payment of $7 million in fees to Qatalyst over the prior two-year period and the several recent acquisitions by Vista of companies for whom Qatalyst acted as the sell-side financial advisor. The selection of Qatalyst is even more suspicious in light of the fact that the engagement represented a change from the Company’s historical practice of hiring a different investment banker in connection with its M&A activities.

•

According to the Proxy Statement, nearly a month after Vista began discussions with the Company, Qatalyst purportedly contacted fifteen potential acquirers to gauge their interest in a transaction. However, based on discussions Luxor has had to date, Qatalyst failed to contact several of the most obvious candidates.

•

The Proxy Statement does not provide any information with respect to any communications between the Company and Vista or any other potential bidders between the initial discussions in October 2018 and the formal outreach to bidders commencing in November 19, 2018.

MINDBODY, Inc.

c/o Kimberly Lytikainen, Esq., Douglas Johnston

January 18, 2019

•

On December 15, 2018, Qatalyst granted seven potential purchasers, including Vista, access to an electronic data room. Just three days later, on December 18, 2018, Vista, who had been in discussions with the Company about a potential transaction for approximately one month longer than any other potential acquirer, submitted a non-binding indication of interest to acquire the Company for $35.00 per share. On December 20, 2018, Vista increased its purchase price to $36.50 per share, having rejected the Company’s proposal of $40.00 per share. On December 23, 2018, before the other potential acquirers could even complete their diligence, the Board approved the Merger Agreement.

•

On December 19, 2018, just four days following the opening of the electronic data room to the bidders, Qatalyst communicated to the other potential purchasers the “competitive nature of the process, accelerated timeline, and the need for prompt indications of interest.” Following this warning, five of the seven bidders promptly declined to continue in the process. One potential bidder was, by December 20, 2019, deemed not likely to produce a competitive bid on a timeline consistent with that of Vista’s (without further explanation) and one potential bidder expressed an interest in conducting additional due diligence. Notably, the Proxy Statement does not provide any basis to believe that Vista somehow forced the Company to adopt this accelerated pace.

•

This expedited sales process appears to have been designed to allow Vista to pre-empt meaningful due diligence by any alternative bidders. In that regard, it is not clear whether the seven potential bidders received the same information and access to management (including Mr. Stollmeyer) afforded to Vista.

•

The 30-day go-shop period contemplated by the Merger Agreement does not appear to have been designed to maximize the transaction price and instead serves as a smokescreen for a highly flawed sale process. First, the go-shop is only 30 days long, which is on the low end of the range for the length of a customary go-shop period. Second, the go-shop period commenced on Christmas Eve and ran through the holiday season, a time of year when many potential purchasers do not have adequate resources to source or execute on new transactions. Third, a lower termination fee is only payable if the Company enters into a definitive agreement for a superior transaction during the go-shop period, which varies from the customary practice of such lower termination fee applying if any superior proposal is made during the go-shop period (as opposed to entered into during such period). Fourth, Vista has unlimited matching rights with respect to an alternative transaction under the Merger Agreement, which will likely have the effect of deterring potential bidders. Fifth, based on discussions Luxor has had to date, the Company and its advisors have yet to contact certain obvious bidders for the Company. In essence, the go-shop under the Merger Agreement appears to have been a “faux-shop.”

MINDBODY, Inc.

c/o Kimberly Lytikainen, Esq., Douglas Johnston

January 18, 2019

III.	THE REQUESTED INFORMATION

In accordance with Section 220(b), the Company must produce for inspection the books and records requested in the possession of the Company, its subsidiaries, affiliates, directors, advisors, agents, or any other person or entity subject to the Company’s control. This includes, but is not limited to, any books and records stored on the office or other computers utilized by any Board member and any server maintained by the Company, in addition to any other locations where information is stored or maintained. Luxor hereby demands, under oath, that it and its attorneys, representatives, and agents be given, during regular business hours, the opportunity to inspect or receive from the Company the following books and records and to make copies or extracts therefrom:

A.	Stockholder List Materials

1.	The materials listed on Exhibit B hereto.

B.	Additional Materials

Books and Records Related to the Transaction Process

1.

Selected Books and Records reflecting communications between the Company or Qatalyst on the one hand and representatives of any potential bidder for the Company on the other (including Vista), including indications of interest, term sheets, draft acquisition agreements or other documents reflecting interest in the Company or any summaries thereof, including logs or other materials reflecting contacts with potential bidders.

2.

Copies of any confidentiality agreements entered into between the Company and any potential bidders for the Company, as well as and any communications related thereto, including any request to waive any standstill provisions thereof.

Books and Records Related to Mr. Stollmeyer and His Contact with Vista and Others

1.

Selected Books and Records constituting, reflecting or relating to communications between or among any member of the Board or any committee or subcommittee thereof (including without limitation the Transaction Committee) relating to Mr. Stollmeyer’s performance as the Company’s CEO or his future compensation from, or prospects with, the Company.

2.

Selected Books and Records constituting, reflecting or relating to communications between Mr. Stollmeyer and Vista regarding Mr. Stollmeyer’s potential employment or other relationship with the Company following Vista’s acquisition or potential acquisition of control of the Company.

MINDBODY, Inc.

c/o Kimberly Lytikainen, Esq., Douglas Johnston

January 18, 2019

3.	Selected Books and Records constituting, reflecting or relating to Mr. Stollemeyer’s communications with Vista, Party A and Party B in October 2018.

Books and Records Related to the Projections

1.	Selected Books and Records constituting, reflecting or relating to the statements, plans and projections presented by the Company at its Analyst Day on September 18, 2018.

2.

Selected Books and Records reflecting or relating to (i) the Company’s Q3 earnings announcement, including the Company’s reduction of its Q4 2018 guidance and (ii) the Company’s actual or anticipated Q4 performance, including subscriber accounts by tier.

3.

Selected Books and Records reflecting or relating to the projections provided to bidders, Qatalyst or any other advisor(s) in connection with any evaluation of the Company or any financial analyses regarding the Merger or any alternative, including remaining as a standalone company, any merger with another entity, any wind-up, significant asset sale, or program of asset sales (any such transaction, an “Alternative Transaction”).

4.	Selected Books and Records relating to the meeting between representatives of Luxor and the Company held in November 2018 and any materials distributed or presented by Luxor at such meeting.

5.

Selected Books and Records reflecting or relating to planned price increases of the Company, including, without limitation, the price increase that was implemented on January 15, 2019, and the potential impact of any such price increases on the Company’s financial performance.

6.	Selected Books and Records reflecting historical data for subscriber accounts by tier.

7.	Selected Books and Records reflecting or relating to the development of, and opportunity for, the consumer marketplace business.

8.

Presentations, in whatever form, made to other individuals or entities, including any potential purchasers of the Company, any financing sources or any credit or other rating agencies, concerning the Merger, any Alternative Transaction or the Company’s prospects as a standalone entity.

MINDBODY, Inc.

c/o Kimberly Lytikainen, Esq., Douglas Johnston

January 18, 2019

Books and Records Related to Valuation

1.

Selected Books and Records constituting, reflecting or relating to communications between or among the Company, any member of the Board or any committee or subcommittee thereof (including without limitation the Transaction Committee) or any named executive officer of the Company, on the one hand, and representatives of Qatalyst, on the other hand, including any engagement letters with Qatalyst and any amendments thereto.

2.

Any financial analyses of the Company by a third-party advisor, including the “fairness opinion” prepared by Qatalyst and any drafts, presentations, valuations, analyses, or other materials prepared by Qatalyst or any other third-party advisor and presented to the Transaction Committee or the Board, as well as copies of such materials reflecting comments that the Company, Board or Transaction Committee provided to Qatalyst or any other third-party advisor.

Books and Records Related to Conflicts

1.	Selected Books and Records reflecting or relating to Qatalyst’s relationship with, prior work for and prior work opposite Vista, including any letter from Qatalyst to the Company disclosing the same.

2.	Selected Books and Records reflecting or relating to the selection of Qatalyst as the exclusive financial advisor in connection with the Merger.

3.	Selected Books and Records constituting, reflecting or relating to IVP’s interest in liquidity, including any plans for the monetization of any portion of its stake in the Company.

4.

Selected Books and Records concerning actual or potential conflicts of interest among the members of the Board and/or the Company’s senior management, including but not limited to, any questionnaires or other documents or communications concerning any business, financial or social relationships between or among the members of the Board (including between or among members of the Transaction Committee) and/or the Company’s senior management (including, in each case, any entities owned or controlled by any member of the Board or the Company’s senior management).

In requesting documents, Luxor is inherently hampered by the fact that it does not and cannot know what specific documents exist or how they are maintained. Nevertheless, in an effort to limit the burden on the Company, Luxor has limited many of its requests to only “Selected Books and Records,” which means books and records, including emails, text messages and other communications, supplied to, communicated to, reviewed, prepared or possessed by any member

MINDBODY, Inc.

c/o Kimberly Lytikainen, Esq., Douglas Johnston

January 18, 2019

of the Board or any named executive officer of the Company. All of the foregoing requests should be understood to be limited to the time from September 1, 2018, to the present, unless otherwise specified. The words “and” and “or” shall be construed in this letter as either conjunctive or disjunctive in order to have the broadest possible scope.

Luxor will bear the reasonable costs incurred by the Company in connection with the production of the information demanded.

Luxor has designated and authorized Cadwalader, Wickersham & Taft LLP and Abrams & Bayliss LLP, and any persons designated by Cadwalader, Wickersham & Taft LLP or Abrams & Bayliss LLP, acting singly or in any combination, to conduct the inspection and copying herein requested. Please advise Richard M. Brand of Cadwalader, Wickersham & Taft LLP at (212) 504-5757 as to the time and place when the requested information will be produced or made available in accordance with this demand. Pursuant to Section 220, you are required to respond to this demand within five (5) business days.

If the Company contends that this request is incomplete or is otherwise deficient in any respect, please notify Luxor immediately in writing care of Norris Nissim (NNissim@luxorcap.com), the General Counsel of Luxor, at 1114 Avenue of the Americas, 28th Floor, New York, NY 10036 with immediate copies to Richard M. Brand (Richard.Brand@cwt.com) at 200 Liberty Street, New York, NY 10281, and A. Thompson Bayliss at 20 Montchanin Rd., Suite 200, Wilmington, DE 19807 setting forth the facts that the Company contends support its position and specifying any additional information believed to be required.

Luxor agrees to treat any documents produced as attorneys’ eyes only until the execution of a customary confidentiality agreement with respect to the requested information. In the absence of prompt notice, Luxor will assume that the Company agrees that this request complies in all respects with the requirements of Section 220 and that the Company will within five (5) business days produce all of the requested books and records. Luxor reserves the right to withdraw or modify this request.

Very truly yours,

/s/ A. Thompson Bayliss

A. Thompson Bayliss

cc:	Richard M. Brand, Esq.

EXHIBIT A

EVIDENCE OF BENEFICIAL OWNERSHIP

POSITIONS ( Date: 11 Jan 2019 )			Morgan Stanley

CLIENT: LUXOR CAPITAL GROUP	ACCOUNTS-STATUS: Active	ASSET CLASS: All	REPORT ID: PQ Report
ACCOUNTS: Allocation Accounts	PRODUCT: MB

Main Account Name	Issue Ccy	Security Description	Cusip	Sedol	ISIN	TD Position	Issue MV	Base MV	Base Price	Bloomberg Global Id
LUXOR CAPITAL PARTNERS, LP C/O LUXOR CAPITAL GROUP LP	USD	MINDBODY INC SAN LUIS OBISPO COM STK	60255W105	BZ07SJ0	US60255W1053	1,044,887.00	38,441,392.73	38,441,392.73	36.7900000	BBG000QB85P9
LUXOR WAVEFRONT LP C/O LUXOR CAPITAL GROUP LP	USD	MINDBODY INC SAN LUIS OBISPO COM STK	60255W105	BZ07SJ0	US60255W1053	185,492.00	6,824,250.68	6,824,250.68	36.7900000	BBG000QB85P9
LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND LP C/O LUXOR CAPITAL GROUP LP	USD	MINDBODY INC SAN LUIS OBISPO COM STK	60255W105	BZ07SJ0	US60255W1053	821,208.00	30,212,242.32	30,212,242.32	36.7900000	BBG000QB85P9
LUGARD ROAD CAPITAL MASTER FUND, LP	USD	MINDBODY INC SAN LUIS OBISPO COM STK	60255W105	BZ07SJ0	US60255W1053	500,727.00	18,421,746.33	18,421,746.33	36.7900000	BBG000QB85P9

As Reported On : 01/14/2019 4:49:58 PM	Page 1 of 1

This report might contain aggregated position information across various Morgan Stanley subsidiaries, including, among others, Morgan Stanley & Co. LLC , Morgan Stanley & Co. International plc and Morgan Stanley Private Bank National Association (Morgan Stanley). For custodian breakdown information, please request a detail report. This report has been prepared for informational purposes only, does not reflect the official books and records of Morgan Stanley and may include unsettled transactions. Morgan Stanley makes no representation or warranty regarding the accuracy, completeness, non-infringement of third party rights, merchantability or fitness for a particular purpose, and the information contained in the report should not be relied upon for accounting, audit, tax, legal and/or other purposes. The prices in this report are not intended for use by any third party, are not an offer to enter into, transfer, assign or terminate any transaction or a commitment by Morgan Stanley to make such an offer, may differ substantially from an actionable value and do not necessarily reflect Morgan Stanley’s internal bookkeeping. In case of any discrepancy between this report and your month-end statement, you should rely on your month-end statement. This report may include estimates of dividends to be paid by Korean issuers which have announced a dividend record date but not announced the dividend amount. Morgan Stanley accepts no liability for any losses resulting from the difference between the estimated dividends shown on this statement and the actual dividends received.

EXHIBIT B

STOCKLIST MATERIALS

1.

A complete record or list of the holders of record of the outstanding shares of the Company’s capital stock (“Stock”), certified by the Company or its transfer agent and registrar, showing in respect of each such holder (i) the name, last known business, residence or mailing address, and telephone number of each such holder; (ii) the number of shares of Stock held by each such holder; (iii) the account numbers of each such holder; and (iv) the dates when each such holder became a holder of record of Stock, as of (1) any record date established or to be established for the 2019 annual meeting of stockholders of the Company, including any adjournments, postponements, reschedulings or continuations thereof or any special meeting that may be called in lieu thereof or any other meeting of stockholders held in lieu thereof, (2) any record date established or to be established for any special meeting that may be called by the stockholders of the Company including any adjournments, postponements, reschedulings or continuations thereof, (3) any record date established or to be established for the calling of any special meeting that may be called by the stockholders of the Company and (4) as of the most recent date such information is available;

2.

A complete record or list of the participants to whom shares of Stock are attributable under any employee stock ownership, stock purchase, stock option, retirement, restricted stock, incentive, profit sharing, dividend reinvestment or any similar plan of the Company in which voting of shares under the plan is controlled, directly or indirectly, individually or collectively, by such plan’s participants, showing in respect of each such participant (i) the name, last known business, residence or mailing address, and telephone number of each such holder; (ii) the number of shares of Stock attributable to each such participant in any such plan; and (iii) the name, business address and telephone number of the trustee or administrator of any such plan, and a detailed explanation of the voting treatment not only of shares of Stock for which the trustee or administrator receives instructions from participants, but also shares of Stock for which either the trustee or administrator does not receive instructions or shares of Stock which are outstanding in any such plan but are unallocated to any participant;

3.

A complete record or list of the holders of Stock and respondent banks (and their email addresses) who have elected to receive electronic copies of proxy materials with respect to meetings of stockholders of the Company pursuant to Rule 14a 16(j)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

4.

All information in or that comes into the Company’s or its transfer agents’, registrars’ or proxy solicitors’ possession or control, or which can reasonably be obtained from The Depository Trust Company (“DTC”), brokers, dealers, banks, clearing agencies, voting trustees or their respective nominee, concerning the names, addresses, telephone numbers and number of shares of Stock held by the participating brokers and banks named in the individual nominee names of Cede & Co., specifically with respect to Cede & Co., the daily DTC Security Position Reports (to be provided electronically on a weekly basis), or other similar depositories or nominees, including respondent bank lists, all omnibus proxies and related respondent bank proxies and listings issued pursuant to Rule 14b 2 under the Exchange Act;

5.

All information in or that comes into the Company’s or its transfer agents’, registrars’ or proxy solicitors’ possession or control, or that can reasonably be obtained from brokers, dealers, banks, clearing agencies, voting trustees or their respective nominee (including Broadridge Financial Services and Mediant Communications), relating to the names, addresses, and number of shares of the beneficial owners of Stock pursuant to Rule 14b 1(c) or Rule 14b 2(c) under the Exchange Act, including a Non Objecting Beneficial Owners or “NOBO” list;

6.

All information in or that comes into the Company’s or its transfer agents’, registrars’ or proxy solicitors’ possession or control, or that can reasonably be obtained from nominees of any central certificate depository systems or their nominees, brokers, dealers, banks, clearing agencies, voting trusts or their nominees or other nominees, relating to the names, addresses, telephone numbers and number of shares of Stock held by the actual beneficial owners of the Stock, including the Securities Position Listing and omnibus proxy issued by, or available from DTC and other similar depositories or nominees (and weekly updates of such items) and all “Weekly Security Position Listing Daily Closing Balances” reports issued by DTC (and authorization for the Record Holder’s agent to receive such reports directly);

7.

All stop lists or stop transfer lists relating to any shares of Stock and any additions, deletions, changes or corrections made to the list referred to in paragraph (a) until such time as the Record Holder notifies the Company that it no longer requires such changes, corrections, additions or deletions; and

8.

In respect of all information referred to in paragraphs (1) through (7) above, (a) electronic media containing such information, (b) the computer processing data necessary for the Record Holder to make use of such information on electronic media, and (c) a hard copy printout of such information for verification purposes.

EXHIBIT C

POWER OF ATTORNEY

POWER OF ATTORNEY

STATE OF NEW YORK	)
: ss.:
COUNTY OF NEW YORK	)

KNOW ALL PERSONS BY THESE PRESENTS that Luxor Capital Partners, LP, Luxor Wavefront, LP, Lugard Road Capital Master Fund, LP, Luxor Capital Partners Offshore Master Fund, LP, Luxor Capital Partners Offshore, Ltd., Luxor Capital Group, LP, LCG Holdings, LLC, Lugard Road Capital GP, LLC and Luxor Management, LLC (together, “Luxor”) hereby constitute and appoint Cadwalader, Wickersham & Taft LLP and Abrams & Bayliss LLP, and any of their respective partners, associates, employees, and other persons so designated by them, as their duly authorized attorneys-in-fact, to act for them, in their name, place and stead, jointly and severally, to demand, inspect and copy the books and records of MindBody, Inc. Luxor hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, with full power of substitution and revocation, hereby ratifying and confirming all that such attorneys-in-fact or their substitutes shall lawfully do or cause to be done by virtue of this Power of Attorney. The rights, powers, and authority of such attorneys-in-fact shall remain in full force and effect until Luxor delivers a written notice of termination.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 17th day January 2019.

LUXOR CAPITAL PARTNERS, LP	LUXOR WAVEFRONT, LP

Name: Norris Nissim	Name: Norris Nissim
Title: General Counsel Luxor Capital Group, LP Investment Manager	Title: General Counsel Luxor Capital Group, LP Investment Manager

Dated: 1/17/2019	Dated: 1/17/2019

LUGARD ROAD CAPITAL MASTER FUND, LP	LUXOR CAPITAL PARTNERS OFFSHORE MASTER FUND, LP

Name: Norris Nissim	Name: Norris Nissim
Title: General Counsel Luxor Capital Group, LP Investment Manager	Title: General Counsel Luxor Capital Group, LP Investment Manager

Dated: 1/17/2019	Dated: 1/17/2019

LUXOR CAPITAL PARTNERS OFFSHORE, LTD.	LUXOR CAPITAL GROUP, LP

Name: Norris Nissim	Name: Norris Nissim
Title: General Counsel Luxor Capital Group, LP Investment Manager	Title: General Counsel Dated: 1/17/2019

Dated: 1/17/2019

LCG HOLDINGS, LLC	LUGARD ROAD CAPITAL GP, LLC

Name: Norris Nissim	Name: Norris Nissim
Title: General Counsel	Title: General Counsel

Dated: 1/17/2019	Dated: 1/17/2019

LUXOR MANAGEMENT, LLC

Name: Norris Nissim
Title: General Counsel

Dated: 1/17/2019

2

SUBSCRIBED AND SWORN TO BEFORE ME this 17th day of January, 2019.

NOTARY PUBLIC IN AND FOR THE STATE OF NEW YORK

Commission Expires: 09/18/2021	CLARE C ROSENBALM NOTARY PUBLIC STATE OF NEW YORK NEW YORK COUNTY LIC # 01RO6364701 COMM. EXP. 09/18/2021

3

(iii)

Patrick E. Gibbs +1 650 843 5535 pgibbs@cooley.com	By Email and FedEx

January 28, 2019

A. Thompson Bayliss

Abrams & Bayliss LLP

20 Montchanin Road, Suite 200

Wilmington, DE 19807

Bayliss@AbramsBayliss.com

Re:	Demand to Inspect Books and Records Pursuant to Section 220 of the Delaware General Corporation Law

Dear Mr. Bayliss:

We are in receipt of your letter to MINDBODY, Inc. (“MINDBODY”), dated January 18, 2019 (the “Demand Letter”), ostensibly on behalf of Luxor Capital Partners, LP, Luxor Wavefront, LP, Lugard Road Capital Master Fund, LP, Luxor Capital Partners Offshore Master Fund, LP, Luxor Capital Partners Offshore, Ltd., Luxor Capital Group, LP, LCG Holdings, LLC, Lugard Road Capital GP, LLC and Luxor Management, LLC (together, “Luxor”), requesting the production of books and records relating to the proposed merger (the “Merger”) between MINDBODY and affiliates of Vista Equity Partners Management, LLC (“Vista”).

The Demand Letter consists largely of innuendo and speculation lacking any factual support, all seeking to cast aspersions on the thorough and above-board sale process that resulted in the Merger Agreement. While we will not now address or belabor each and every individual allegation in the Demand Letter, MINDBODY vigorously disputes all of them. But we wish to address here at least some of the assertions that bear on the propriety of Luxor’s books and records inspection demand.

By way of example, the Demand Letter asserts that “the Merger Consideration is inadequate and significantly undervalues the Common Stock.” But the $36.50 share price represents a premium of (1) 68% to the closing price of MINDBODY’s Class A common stock on December 21, 2018, which is the last full trading day prior to the public announcement of the Merger Agreement; and (2) 42% to the 30-day volume weighted average price, ending on December 21, 2018. Those comparisons undermine any suggestion that the proposed merger “significantly undervalues” MINDBODY’s common stock, and presumably for that reason, the Demand Letter seeks to reach back to a more favorable stock price comparison. To that end, you suggest that there was something improper about the revised Q4 earnings guidance that MINDBODY announced in November of 2018. But that is just more baseless innuendo, and it is false. That downward adjustment to MINDBODY’s guidance preceded the receipt of any merger proposal. And in any event, your Demand Letter simply ignores the fact that MINDBODY missed analysts’ revenue expectations in Q3 of 2018.

Beyond that, the $36.50 price resulted from MINDBODY’s arm’s-length, vigorous negotiation, at the direction of the MINDBODY Board of Directors (the “Board”). Through that process, MINDBODY persuaded Vista to increase its original offer of $35.00, even as there were no competing bids from any other of the 52 potential counterparties (including your client) that were approached during the process. Moreover, the $36.50 share price also represents a significant increase over the typical premium offered in technology transactions in general, and SaaS transactions in particular. It represents an EV/NTM revenue multiple of 6.7x, which we believe to be the second-highest multiple ever paid by a private equity firm for a public SaaS asset and the third highest multiple ever paid by a private equity firm for a public software asset. In fact, the offer price exceeded the median Wall Street analyst 12-month share price target for MINDBODY by 11%.

Cooley LLP 3175 Hanover Street Palo Alto, CA 94304-1130

t: (650) 843-5000 f: (650) 849-7400 cooley.com

A. Thompson Bayliss

January 28, 2019

Page Two

Your critiques of the sale process are likewise without merit. You make vague and conclusory allegations about the motives of two directors, but ignore the fact that the proposed merger was approved unanimously, including by the seven non-employee directors. Furthermore, the proxy statement itself shows that the Board members collectively own tens of thousands of shares of common stock (in addition to other equity holdings) of MINDBODY. See Proxy Statement at 52. As a result, MINDBODY’s directors have interests completely in line with those of the other stockholders, and would have no motivation to push through a deal that would unfairly devalue their own equity.

Your claims that the Board must have approved artificially depressed projections fail for the same reason. The Board, which holds substantial equity in MINDBODY in the form of shares of common stock, would have no incentive to approve projections that underestimated future earnings.1 And the Board specifically approved management projections, as described in the proxy statement: “[t]he Board of Directors discussed with MINDBODY senior management certain aspects of the long-term financial plan and determined that the projections were, in the Board of Directors’ opinion, the most current and predictive forecasts of the future financial performance of MINDBODY and approved both the 2019 internal operating plan and long-term financial plan (the “Management Projections”).” See Proxy Statement at 29.

Finally, your attacks on the “go-shop” process are baseless. Having already approached 15 potential counterparties (including first strategic partners and then financial sponsors) before signing the Merger Agreement, MINDBODY approached an additional 38 other parties in the “go-shop” process, a group that included both financial sponsors and potential strategic partners. Those parties that signed NDAs and requested data were given access to the very same data room documents to which Vista had access. Despite a low termination fee of only 1.5%, no other parties, including your client, expressed any interest in making a competing bid. The Demand Letter asserts that Qatalyst “failed to contact several of the most obvious candidates.” Not so. Indeed you do not identify a single one of these allegedly “obvious candidates,” and in any event, news of the Merger was public information, and any interested party could easily have approached MINDBODY to make a competing offer. Not a single bid, indication of interest, or offer was made. Given the robust process that resulted in the signing of the Merger Agreement, your allegations of a “faux shop” and a “flawed process” could not be further from the truth.

Pursuant to Section 220 of the Delaware General Corporation Law (“Section 220”), a stockholder “who shows a specific proper purpose and who complies with the procedural requirements of the statute” may “inspect specific books and records of a corporation.” Sec. First Corp. v. U.S. Die Casting & Dev., 687 A.2d 563, 566-67 (Del. 1997). MINDBODY has concluded, however, that the Demand Letter is defective and fails to strictly comply with the requirements of Section 220 and Delaware law in numerous respects, including but not limited to the following: (1) it fails to state a proper purpose; and (2) it is overbroad and lacks the “rifled precision” required of a Section 220 demand.

[1]

Indeed, the alignment of the interests of MINDBODY’s directors with those of MINBODY common stockholders may be contrasted with the misaligned incentives of certain MINDBODY noteholders (including Luxor). With the benefit of their position as debt holders, those noteholders may very well prefer to see MINDBODY take outsized risks and jeopardize the 68% premium opportunity offered by the Merger in the hopes of achieving a unique additional premium on their investment return. MINDBODY’s common shareholders (including its directors) do not have the same downside protection as Luxor and other noteholders.

Cooley LLP 3175 Hanover Street Palo Alto, CA 94304-1130

t: (650) 843-5000 f: (650) 849-7400 cooley.com

A. Thompson Bayliss

January 28, 2019

Page Three

1.	The Demand Letter fails to state a proper purpose.

The Demand Letter does not establish Luxor’s right to inspect the broad categories of documents requested. In order to establish a right to inspect corporate books and records, Luxor must demonstrate that it seeks inspection for a “proper purpose.” 8 Del. C. § 220(b). That purpose must be “reasonably related to [its] interest as a stockholder.” Id.

Here, the Demand Letter lists eight purposes, each of which it alleges to be “proper” within the meaning of Section 220. See Demand Letter at 1. The purposes fall into three categories: (1) purposes (i) through (v) and (viii) amount to, in essence, a desire to investigate alleged misconduct surrounding the Merger; (2) purpose (vi) is to communicate with other shareholders; and (3) purpose (vii) is to value Luxor’s common stock. This response will address each alleged purpose separately.

a)	The investigation of corporate misconduct is not a proper purpose because the Demand Letter fails to establish a credible basis to find actionable corporate wrongdoing (purposes (i) - (v), (viii)).

Under Section 220, the investigation of corporate wrongdoing may in some cases be a proper purpose. However, “a mere statement of a purpose to investigate possible general mismanagement, without more, will not entitle a shareholder to broad § 220 inspection relief.” City of Westland Police & Fire Ret. Sys. v. Axcelis Techs., Inc., 1 A.3d 281, 287 (Del. 2010). Luxor must first establish, by a “preponderance of evidence, that there exists a credible basis to find probable corporate wrongdoing” warranting inspection of the books and records. Sec. First Corp., 687 A.2d at 567. This standard “is not insubstantial,” and “mere suspicion,” Seinfeld v. Verizon Commc’ns, Inc., 909 A.2d 117, 123 (Del. 2006), “[m]ere curiosity or a desire for a fishing expedition will not suffice.” Sec. First Corp., 687 A.2d at 568. Furthermore, where, as here, the corporation has an exculpation clause pursuant to § 102(b)(7), a stockholder must demonstrate a credible basis to find that a non-exculpated breach of fiduciary duty has occurred. See Se. Pa. Transp. Auth. v. Abbvie Inc., 2015 WL 1753033, at *13 (Del. Ch. Apr. 15, 2015), aff’d, 132 A.3d 1, (Del. 2016) (investigating corporate wrongdoing and waste were not proper purposes when the facts alleged amounted to only a duty of care, damages for which would be barred by the corporation’s exculpation clause).

Luxor has failed to meet this burden. Because of the exculpation clause in MINDBODY’s charter, which limits liability for breaches of the duty of care by directors, Luxor would have to establish a credible basis to find a breach of the duty of loyalty in order to show a proper purpose. Indeed, in an attempt to inflate the factual predicate and couch the Demand Letter in such a “proper purpose,” you include a drawn-out recitation of cherry-picked projections and decisions by the board throughout the sale process. See Demand Letter at 3-7. Despite this lengthy presentation, however, the Demand Letter does not set out a “credible basis” of any potentially actionable breaches of fiduciary duty, much less a breach of the duty of loyalty. See pages 1-2, supra. This is plainly insufficient to demonstrate a proper investigative purpose under Section 220, where the exculpation clause in MINDBODY’s certificate of incorporation limits liability for such a breach. See MINDBODY Charter at Article VIII (“To the fullest extent permitted by the DGCL . . . a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director”); see also AbbVie, 2015 WL 1753033, at *13 (investigation of corporate wrongdoing is a proper purpose “only insofar as the investigation targets non-exculpated corporate wrongdoing”).

Similarly, the Demand Letter asserts a related purpose of “evaluat[ing] the completeness and accuracy of the Company’s disclosures.” See Demand Letter at 2. The duty of the board to make disclosures is a subsidiary of the directors’ fiduciary duties, and your letter makes no showing that the disclosures here were somehow made in bad faith or disloyally. See Arnold v. Society for Sav. Bancorp, Inc., 650 A.2d 1270, 1287 (Del. 1994) (disclosure claims constitute a fiduciary duty and are thus subject to protection

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under Section 102(b)(7) exculpation provisions). Thus, this asserted purpose fails for the same reason as purposes (i) through (v). Luxor cannot make an end run around the procedure of civil discovery by asserting this as an allegedly proper purpose under Section 220, especially where MINDBODY’s charter contains a clear exculpation clause. As a result, the Demand Letter fails to show a “proper purpose” of investigating corporate wrongdoing.

b)	Without further information, MINDBODY is unable to evaluate whether communication with shareholders is a proper purpose here (purpose (vi)).

Although communication with other shareholders may be a proper purpose under Section 220, a demand must be specific as to the “substance of [the stockholder’s] intended communication sufficiently to enable [the corporation], and the courts if necessary, to determine whether there was a reasonable relationship between its purpose, i.e., the intended communication, and [the stockholder’s] interest as a stockholder.” Northwest Industries, Inc. v. B. F. Goodrich Co., 260 A.2d 428, 429 (Del. 1969).

In your Demand Letter, you state simply that Luxor wishes to “communicate with other Company stockholders regarding matters relating to their interests as stockholders and as to each of the above topics, so that stockholders may effectively address any mismanagement or improper conduct.” The other “topics” asserted are not proper purposes under Section 220 and thus would not give rise to an entitlement to communicate with other shareholders. Furthermore, the Demand Letter does not provide sufficient explanation of the content of such intended communications to allow MINDBODY to evaluate the propriety of your purpose in seeking stockholder information. See Thomas & Betts Corp. v. Leviton Mfg. Co., Inc., 685 A.2d 702 (Del. Ch. 1995), aff’d, 681 A.2d 1026 (Del. 1996) (statement that shareholder intends to communicate with other shareholders, without more, is insufficient).

c)	Valuation of common stock is not a proper purpose to seek books and records because MINDBODY is a publicly-traded company (purpose (vii)).

The Demand Letter seeks “to value Luxor’s Common Stock as of December 23, 2018 and as of and around the date the Merger is scheduled to close.” In order for valuation to constitute a proper purpose under Section 220, it is not enough for a stockholder to cursorily assert that it wants to value its shares. See Helmsman Management Services, Inc. v. A & S Consultants, Inc., 525 A.2d 160, 165 (Del. Ch. 1987) (“It is not sufficient for [stockholder] merely to assert that it would like to value its . . . stock.”). Luxor has done precisely that. Such a statement, without more, does not establish a proper purpose.

Additionally, while the inspection of books and records to value stock may be a proper purpose under Section 220, for instance, when the corporation at issue is a private company, it is not appropriate in this case. “There is a dichotomy in section 220 cases between publicly traded companies and closely held companies.” Polygon Global Opportunities Master Fund v. West Corp., 2006 WL 2947486, at *3 (Del. Ch. Sept. 21, 2006). In order to inspect books and records of a public company for stock valuation purposes, a stockholder must demonstrate that “the information made publicly available . . . omits information that is necessary, essential, and sufficient for its purpose.” Id. at *4.

Luxor has made no such showing, and in fact does not even allege that anything “necessary” has been omitted from public filings. To the contrary, the section of the Demand Letter pertaining to “The Background for the Demand” contains an extended discussion of projections and stock prices throughout the sale process and analysis of market valuation multiples and stock price premiums, all of which were made possible by publicly available information. The 207-page proxy statement alone contains a 10-page single-spaced description of the process leading up to the Merger and the reasons for the Board’s recommendation of it, and another 8-page single-spaced description of management’s financial

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projections and the financial analyses that Qatalyst performed to reach its fairness opinion.2 Needless to say, Luxor has access to “comprehensive disclosure already in the public domain.” See Polygon, 2006 WL 2947486, at *5. Luxor has not demonstrated any entitlement to additional information with which to value its common stock under Section 220.

2.	The Demand Letter is overbroad.

Even assuming that Luxor had advanced a valid demand pursuant to Section 220, including by establishing a proper purpose, and put forth credible evidence to support it—which it has not—it would still have the burden to “establish that each category of books and records requested is essential and sufficient to its stated purpose” and “circumscribed with rifled precision.” Sec. First. Corp., 687 A.2d at 570. Section 220 is “not a way to circumvent discovery proceedings, and is certainly not meant to be a forum for the kinds of wide-ranging document requests permissible under Rule 34.” Highland Select Equity Fund, L.P. v. Motient Corp., 906 A.2d 156, 165 (Del. Ch. 2006).

Luxor has failed to meet this burden. As an initial matter, the Demand Letter does not set out with specificity what categories of documents are pertinent to—let alone “essential” or “necessary” to—which specific purpose. The books and records sought are listed in six broad categories: (1) the Transaction Process; (2) Mr. Stollmeyer and His Contact with Vista and Others; (3) the Projections; (4) Valuation; (5) Conflicts; and (6) Stocklist Materials. But the Demand Letter never lays out which of the eight supposedly “proper purposes” the documents relate to, nor why they might be “essential” to those purposes, thus making it impossible to evaluate the merits of each request for a category of documents.

Furthermore, the sheer volume of requests reflects an attempt to obtain full Rule 34 discovery in the absence of any pending litigation and in advance of a vote on the Merger. The Demand Letter lists six full pages of requests for what it mischaracterizes as “Selected Books and Records,” see Demand Letter at 8-11; Exhibit B to Demand Letter, when in fact such “Selected” documents are defined to include “any books and records stored on the office or other computers utilized by any Board member and any server maintained by the Company, in addition to any other locations where information is stored or maintained.” Demand Letter at 8. In other words, the Demand Letter effectively seeks all books and records. Delaware courts are clear that “Section 220 is not intended to supplant or circumvent discovery proceedings, nor should it be used to obtain that discovery in advance of” litigation. Polygon, 2006 WL 2947486, at *5 (noting the “significant difference in scope between a section 220 action and discovery under Rule 34”); see also Highland Select Equity Fund v. Motient Corp., 906 A.2d 156, 161 (Del. Ch. 2006) (denying inspection of “all books, records, documents, and correspondence…” and noting that such language is “generally found in Rule 34 requests and not in demands made pursuant to Section 220.”), aff’d, 922 A.2d 415 (Del. 2007).

This failure to tailor your requests is all the more egregious in light of the volume of information available to you by virtue of MINDBODY’s status as a public company. See section 1(c), supra. Luxor has access to “comprehensive disclosure already in the public domain,” Polygon, 2006 WL 2947486, at *5, the accuracy of which you appear to dispute based on nothing but speculation and guesswork. That does not, however, entitle you to more. Absent a meaningful tailoring of Luxor’s requests to reflect the “rifled precision” required under Section 220, Sec. First. Corp., 687 A.2d at 570, the Demand Letter is deficient as a result of its overbreadth.

[2]

In fact, in a self-evident lack of ‘rifled precision,’ the Demand Letter seeks from MINDBODY the very fairness opinion that was already provided as an attachment to the publicly filed proxy statement. See Demand Letter at 10.

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*                     *                    *

Notwithstanding these deficiencies, and without conceding that any portion of the Demand Letter complies with the requirements of Section 220, establishes a proper purpose, or comes close to “rifled precision,” and while reserving all rights and defenses with respect to the Demand Letter, MINDBODY is willing to provide access to certain information that it has reasonably available. In the interest of resolution, MINDBODY is providing the attached copy of the list of stockholders of record as of January 18, 2019, as certified by the transfer agent. Should Luxor wish, we would be willing to make available all attendant data (e.g., NOBO list) to Luxor’s proxy solicitor. We expect that, as promised by Luxor in the Demand Letter, Luxor will maintain any and all information provided by MINDBODY on an “attorneys’ eyes only basis . . . until the execution of a customary confidentiality agreement.” Demand Letter at 11.

Sincerely,

/s/ Patrick E. Gibbs

Patrick E. Gibbs

cc:	Richard M. Brand richard.brand@cwt.com (by email)
Ryan D. Stottmann rstottmann@mnat.com (by email)

Encl.

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Additional Information and Where to Find It

In connection with the proposed Merger, MINDBODY has filed with the Securities and Exchange Commission (the “SEC”) and furnished to its stockholders a definitive proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, MINDBODY mailed the definitive proxy statement and a proxy card to each stockholder of MINDBODY entitled to vote at the special meeting relating to the proposed transaction. The proxy statement contains important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF MINDBODY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT MINDBODY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDBODY AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that MINDBODY may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to MINDBODY’s stockholders for their consideration. Before making any voting decision, stockholders of MINDBODY are urged to read the proxy statement regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Merger.

Stockholders of MINDBODY are able to obtain a free copy of the proxy statement, as well as other filings containing information about MINDBODY and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting MINDBODY’s Investor Relations at (888) 782-7155, by email at IR@mindbodyonline.com, or by going to MINDBODY’s Investor Relations page on its website at investors.mindbodyonline.com and clicking on the link titled “Financials & Filings” to access MINDBODY’s “SEC Filings.”

Participants in the Solicitation

MINDBODY and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of MINDBODY’s directors and executive officers and their ownership of Company Common Stock is set forth in MINDBODY’s definitive proxy statement on Schedule 14A filed with the SEC on January 23, 2019, in connection with the proposed Merger, MINDBODY’s proxy statement on Schedule 14A filed with the SEC on April 5, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, are contained in the proxy statement and may be contained in other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which MINDBODY refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent MINDBODY’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of MINDBODY for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect MINDBODY’s business and the price of the common stock of MINDBODY, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of MINDBODY and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on MINDBODY’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from MINDBODY’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against MINDBODY related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in MINDBODY’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, MINDBODY does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.